UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2019

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

ASCMA Ticker Symbol

On July 17, 2019, Ascent Capital Group, Inc. (“Ascent”) announced that, after further review, FINRA and the OTC Markets have determined that Ascent’s Series A common stock, par value $0.01 per share, may again be quoted on the OTC Markets under the symbol “ASCMA,” rather than “ASCMQ,” and have effected this change.

A press release announcing the retention of the ASCMA ticker symbol was issued on July 17, 2019 and is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

3G Update

Certain cellular carriers of 3G and CDMA cellular networks will be retiring their 3G and CDMA networks by the end of 2022. As a result, Monitronics International, Inc., a wholly owned subsidiary of Ascent (“Monitronics”), estimates that approximately 485,000 of its subscribers will be affected. Monitronics is working to identify this population of subscribers and provide appropriate equipment upgrades as necessary. Monitronics concurrently expects to incur significant incremental costs over the next three years related to the retirement of 3G and CDMA networks. While Monitronics is currently unable to provide a more precise estimate for such upgrade costs, it currently estimates that it will incur between $60 million and $80 million to complete the required upgrades. Total costs for the conversion of such customers are subject to numerous variables, including Monitronics’ ability to work with its partners and subscribers on cost sharing initiatives, and the costs that it actually incurs could be materially higher than its current estimates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2019

ASCENT CAPITAL GROUP, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Chief Executive Officer, General Counsel and Secretary

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